Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

	Six Months Ended June 30,
(Dollars in thousands, except per share data)	2012	2011	Change
Interest income	$516,464	586,484	(11.9)%
Interest expense	82,148	118,089	(30.4)

Net interest income	434,316	468,395	(7.3)
Provision for losses on loans	110,271	261,905	(57.9)

Net interest income after provision for losses on loans	324,045	206,490	56.9

Non-interest income:
Service charges on deposit accounts	36,915	39,556	(6.7)
Fiduciary and asset management fees	21,627	23,416	(7.6)
Brokerage revenue	12,942	12,511	3.4
Mortgage revenue	13,986	8,042	73.9
Bankcard fees	16,072	22,782	(29.5)
Investment securities gains (losses), net	24,253	1,797	nm
Other fee income	9,651	10,220	(5.6)
Increase (decrease) in fair value of private equity investments, net	7,372	(169)	nm
Other non-interest income	17,798	13,858	28.4

Total non-interest income	160,616	132,013	21.7

Non-interest expense:
Salaries and other personnel expense	187,795	184,849	1.6
Net occupancy and equipment expense	52,865	58,717	(10.0)
FDIC insurance and other regulatory fees	27,966	30,362	(7.9)
Foreclosed real estate expense	43,680	64,609	(32.4)
Gains on other loans held for sale, net	(99)	(1,746)	nm
Professional fees	19,196	20,129	(4.6)
Data processing expense	16,735	18,201	(8.1)
Visa indemnification charges	4,713	96	nm
Restructuring charges	2,252	27,439	nm
Loss on curtailment of post-retirement defined benefit plan	—	398	nm
Other operating expenses	56,296	59,077	(4.7)

Total non-interest expense	411,399	462,131	(11.0)

Income (loss) from continuing operations before income taxes	73,262	(123,628)	nm
Income tax benefit	(2,182)	(5,220)	58.2

Net income (loss)	75,444	(118,408)	nm
Net loss attributable to non-controlling interest	—	(220)	nm

Net income (loss) attributable to controlling interest	75,444	(118,188)	nm

Dividends and accretion of discount on preferred stock	29,272	28,970	1.0

Net income (loss) attributable to common shareholders	$46,172	(147,158)	nm

Basic EPS
Net income (loss) attributable to common shareholders	0.06	(0.19)	nm
Diluted EPS
Net income (loss) attributable to common shareholders	0.05	(0.19)	nm
Cash dividends declared per common share	0.02	0.02	—
Return on average assets	0.56%	(0.82)	nm
Return on average common equity	4.86	(15.55)	nm
Average common shares outstanding - basic	786,355	785,260	0.1%
Average common shares outstanding - diluted	909,542	785,260	15.8

nm	- not meaningful

Synovus

INCOME STATEMENT DATA

(Unaudited)

	2012		2011			2nd Quarter
(Dollars in thousands, except per share data)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	‘12 vs. ‘11 Change
Interest income	$253,809	262,654	273,303	281,970	288,052	(11.9)%
Interest expense	40,453	41,695	46,147	53,367	57,091	(29.1)

Net interest income	213,356	220,959	227,156	228,603	230,961	(7.6)
Provision for losses on loans	44,222	66,049	54,565	102,325	120,159	(63.2)

Net interest income after provision for losses on loans	169,134	154,910	172,591	126,278	110,802	52.6

Non-interest income:
Service charges on deposit accounts	18,684	18,231	19,175	20,039	19,238	(2.9)
Fiduciary and asset management fees	10,792	10,835	10,763	11,631	11,879	(9.2)
Brokerage revenue	6,295	6,647	6,939	6,556	6,291	0.1
Mortgage revenue	7,983	6,003	4,847	7,427	5,547	43.9
Bankcard fees	8,493	7,579	7,150	11,562	12,125	(30.0)
Investment securities gains (losses), net	4,170	20,083	10,337	62,873	377	nm
Other fee income	4,951	4,700	4,310	5,423	5,289	(6.4)
Increase (decrease) in fair value of private equity investments, net	7,279	93	(177)	(771)	(301)	nm
Other non-interest income	7,830	9,968	10,126	8,652	7,404	5.8

Total non-interest income	76,477	84,139	73,470	133,392	67,849	12.7

Non-interest expense:
Salaries and other personnel expense	95,173	92,622	93,115	93,184	91,749	3.7
Net occupancy and equipment expense	26,159	26,706	27,338	27,981	28,883	(9.4)
FDIC insurance and other regulatory fees	13,302	14,663	13,238	15,463	15,956	(16.6)
Foreclosed real estate expense	20,708	22,972	31,853	37,108	39,872	(48.1)
(Gains) losses on other loans held for sale, net	(1,058)	959	(145)	(846)	480	nm
Professional fees	9,929	9,267	10,321	10,135	10,893	(8.8)
Data processing expense	8,712	8,024	8,532	9,024	9,251	(5.8)
Visa indemnification charges	1,734	2,979	5,942	—	92	nm
Restructuring charges	1,393	858	639	2,587	3,106	(55.2)
Other operating expenses	32,212	24,083	28,249	27,916	22,133	45.5

Total non-interest expense	208,264	203,133	219,082	222,552	222,415	(6.4)

Income (loss) before income taxes	37,347	35,916	26,979	37,118	(43,764)	nm
Income tax (benefit) expense	(2,105)	(77)	(378)	6,910	(4,764)	(55.8)

Net income (loss)	39,452	35,993	27,357	30,208	(39,000)	nm
Dividends and accretion of discount on preferred stock	14,649	14,624	14,578	14,541	14,504	1.0

Net income (loss) available to common shareholders	$24,803	21,369	12,779	15,667	(53,504)	nm

Basic EPS
Net income (loss) available to common shareholders	0.03	0.03	0.02	0.02	(0.07)	nm
Diluted EPS
Net income (loss) available to common shareholders	0.03	0.02	0.01	0.02	(0.07)	nm
Cash dividends declared per common share	0.01	0.01	0.01	0.01	0.01	—
Return on average assets *	0.59%	0.53%	0.39	0.42	(0.55)	nm
Return on average common equity *	5.23	4.49	2.66	3.20	(10.95)	nm
Average common shares outstanding - basic	786,576	786,135	785,289	785,280	785,277	0.1%
Average common shares outstanding - diluted	909,761	908,986	911,253	911,247	785,277	15.9

nm	- not meaningful
*	- ratios are annualized

Synovus

BALANCE SHEET DATA

(Unaudited)

	June 30, 2012	December 31, 2011	June 30, 2011
(In thousands, except share data)
ASSETS
Cash and due from banks	$523,302	510,423	409,302
Interest bearing funds with Federal Reserve Bank	1,301,244	1,567,006	2,845,277
Interest earning deposits with banks	16,003	13,590	24,133
Federal funds sold and securities purchased under resale agreements	118,098	158,916	127,580
Trading account assets, at fair value	12,331	16,866	16,130
Mortgage loans held for sale, at fair value	120,007	161,509	78,752
Other loans held for sale	32,601	30,156	89,139
Investment securities available for sale, at fair value	3,570,346	3,690,125	3,259,254
Loans, net of unearned income	19,680,127	20,079,813	20,504,810
Allowance for loan losses	(453,325)	(536,494)	(631,401)

Loans, net	19,226,802	19,543,319	19,873,409

Premises and equipment, net	475,944	486,923	493,638
Goodwill	24,431	24,431	24,431
Other intangible assets, net	6,693	8,525	10,449
Other real estate	174,941	204,232	244,313
Other assets	691,367	746,824	818,103

Total assets	$26,294,110	27,162,845	28,313,910

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$5,607,680	5,366,868	4,877,267
Interest bearing deposits, excluding brokered deposits	14,808,493	15,261,710	15,307,152
Brokered deposits	1,148,892	1,783,174	2,690,598

Total deposits	21,565,065	22,411,752	22,875,017
Federal funds purchased and other short-term borrowings	351,173	313,757	452,466
Long-term debt	1,301,616	1,364,727	1,894,901
Other liabilities	222,867	245,157	240,588

Total liabilities	23,440,721	24,335,393	25,462,972

Equity:
Shareholders’ equity:
Series A Preferred Stock, no par value (1)	952,093	947,017	942,096
Common stock, par value $1.00 (2)	792,269	790,989	790,973
Additional paid-in capital	2,215,201	2,241,171	2,353,854
Treasury stock, at cost (3)	(114,176)	(114,176)	(114,176)
Accumulated other comprehensive income	7,003	21,093	65,905
Accumulated deficit	(999,001)	(1,058,642)	(1,187,714)

Total shareholders’ equity	2,853,389	2,827,452	2,850,938
Total liabilities and equity	$26,294,110	27,162,845	28,313,910

(1)	Preferred shares outstanding: 967,870, at all periods presented
(2)	Common shares outstanding: 786,575,535; 785,295,428; and 785,279,194 at June 30, 2012, December 31, 2011, and June 30, 2011, respectively.
(3)	Treasury shares: 5,693,452, at all periods presented

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

	2012	2011
(Dollars in thousands)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,539,376	3,577,026	3,647,459	3,152,589	3,172,818
Yield	2.11%	2.34	2.59	3.28	3.46
Tax-exempt investment securities (2) (4)	$21,408	23,559	25,566	27,903	31,264
Yield (taxable equivalent)	6.40%	6.36	6.57	6.66	6.73
Trading account assets	$13,647	14,975	19,107	14,601	16,881
Yield	6.93%	7.45	4.87	5.76	5.27
Commercial loans (3) (4)	$15,941,719	16,144,615	16,276,207	16,535,371	16,983,912
Yield	4.67%	4.76	4.82	4.88	4.92
Consumer loans (3)	$3,896,941	3,866,084	3,871,393	3,869,698	3,879,042
Yield	4.87%	4.94	4.95	5.06	5.10
Allowance for loan losses	$(498,419)	(529,669)	(587,956)	(632,082)	(678,851)

Loans, net (3)	$19,340,241	19,481,030	19,559,644	19,772,987	20,184,103
Yield	4.85%	4.94	5.01	5.09	5.14
Mortgage loans held for sale	$90,499	112,040	161,632	91,257	79,340
Yield	4.99%	4.88	4.58	5.74	6.16
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$1,668,814	1,830,295	2,221,728	3,075,470	2,929,515
Yield	0.24%	0.24	0.24	0.24	0.25
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$63,665	78,100	84,171	96,442	104,727
Yield	1.85%	1.43	0.93	0.90	0.87

Total interest earning assets	$24,737,650	25,117,025	25,719,307	26,231,249	26,518,648
Yield	4.14%	4.22	4.23	4.28	4.37

Interest Bearing Liabilities
Interest bearing demand deposits	$3,404,540	3,540,327	3,457,677	3,302,439	3,379,243
Rate	0.22%	0.25	0.26	0.30	0.32
Money market accounts	$6,769,037	6,755,769	6,697,334	6,636,751	6,306,399
Rate	0.42%	0.49	0.57	0.73	0.77
Savings deposits	$557,149	534,118	516,520	521,604	520,518
Rate	0.11%	0.12	0.12	0.13	0.14
Time deposits under $100,000	$1,868,348	1,967,084	2,062,171	2,131,453	2,124,525
Rate	0.97%	1.08	1.17	1.27	1.38
Time deposits over $100,000	$2,336,496	2,480,044	2,710,893	2,912,476	2,978,929
Rate	1.23%	1.33	1.40	1.49	1.57
Brokered money market accounts	$222,916	223,113	236,973	325,002	390,048
Rate	0.33%	0.28	0.27	0.39	0.47
Brokered time deposits	$1,036,521	1,346,868	1,689,538	2,053,811	2,471,620
Rate	1.94%	1.89	1.87	1.88	1.87

Total interest bearing deposits	$16,195,007	16,847,323	17,371,106	17,883,536	18,171,282
Rate	0.64%	0.73	0.82	0.95	1.01
Federal funds purchased and other short-term liabilities	$368,984	296,018	329,343	368,311	449,815
Rate	0.18%	0.24	0.26	0.28	0.26
Long-term debt	$1,326,239	1,386,324	1,443,825	1,693,673	1,901,130
Rate	4.34%	3.19	2.78	2.45	2.30

Total interest bearing liabilities	$17,890,230	18,529,665	19,144,274	19,945,520	20,522,227
Rate	0.91%	0.90	0.96	1.06	1.11

Non-interest bearing demand deposits	$5,606,352	5,397,964	5,413,322	5,175,521	4,911,044

Net interest margin	3.48%	3.55	3.52	3.47	3.51

Taxable equivalent adjustment	$780	798	844	880	893

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and (losses).
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)	June 30, 2012
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans
Multi-Family	$785,726	4.0%	$5,997	0.8%
Hotels	706,782	3.6	11,619	1.5
Office Buildings	766,263	3.9	7,412	1.0
Shopping Centers	931,036	4.7	10,196	1.4
Commercial Development	283,115	1.4	37,044	4.9
Warehouses	486,055	2.5	6,354	0.8
Other Investment Property	457,633	2.3	8,586	1.1

Total Investment Properties	4,416,610	22.4	87,208	11.5

1-4 Family Construction	163,537	0.8	11,856	1.6
1-4 Family Investment Mortgage	919,009	4.7	50,849	6.7
Residential Development	401,278	2.0	89,993	11.9

Total 1-4 Family Properties	1,483,824	7.5	152,698	20.2

Land Acquisition	983,843	5.0	213,521	28.3

Total Commercial Real Estate	6,884,277	35.0	453,427	60.0

Commercial , Financial, and Agricultural	5,045,144	25.6	140,545	18.6
Owner-Occupied Real Estate	3,839,489	19.5	77,792	10.3

Total Commercial & Industrial	8,884,633	45.1	218,337	28.9
Home Equity Lines	1,603,905	8.1	24,177	3.2
Consumer Mortgages	1,383,915	7.0	51,783	6.9
Small Business	383,520	1.9	5,188	0.7
Credit Cards	262,402	1.3	—	—
Other Retail Loans	290,793	1.5	2,249	0.3

Total Retail	3,924,535	19.8	83,397	11.1
Unearned Income	(13,318)	nm	—	nm

Total	$19,680,127	100.0%	$755,161	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)	Total Loans	2Q12 vs. 1Q12	2Q12 vs. 4Q11	2Q12 vs. 2Q11
Loan Type	June 30, 2012	% change (1)	% change (1)	% change
Multi-Family	$785,726	13.1%	0.0	(3.9)
Hotels	706,782	(32.5)	(21.5)	(13.0)
Office Buildings	766,263	4.3	(2.4)	(4.0)
Shopping Centers	931,036	(2.3)	(9.9)	(10.1)
Commercial Development	283,115	10.1	(2.7)	(10.3)
Warehouses	486,055	2.7	(1.2)	(6.8)
Other Investment Property	457,633	(4.9)	3.8	(1.5)

Total Investment Properties	4,416,610	(2.7)	(6.2)	(7.3)

1-4 Family Construction	163,537	(30.8)	(35.9)	(34.6)
1-4 Family Investment Mortgage	919,009	(15.5)	(11.8)	(14.0)
Residential Development	401,278	(19.0)	(18.9)	(24.6)

Total 1-4 Family Properties	1,483,824	(18.2)	(16.7)	(19.8)

Land Acquisition	983,843	(25.2)	(20.4)	(16.6)

Total Commercial Real Estate	6,884,277	(9.5)	(10.7)	(11.7)

Commercial , Financial, and Agricultural	5,045,144	(6.0)	(1.7)	1.8
Owner-Occupied Real Estate	3,839,489	2.7	(0.7)	(1.3)

Total Commercial & Industrial	8,884,633	(2.3)	(1.3)	0.4
Home Equity Lines	1,603,905	2.1	(1.9)	(0.5)
Consumer Mortgages	1,383,915	(1.8)	(4.0)	(4.6)
Small Business	383,520	67.3	55.7	51.5
Credit Cards	262,402	(3.1)	(7.9)	(3.4)
Other Retail Loans	290,793	1.2	11.4	2.5

Total Retail	3,924,535	5.8	2.3	1.4
Unearned Income	(13,318)	71.7	22.3	51.6

Total	$19,680,127	(3.3)%	(4.0)	(4.0)

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

	2012		2011			2nd Quarter
	Second	First	Fourth	Third	Second	‘12 vs.’ 11
(Dollars in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Non-performing Loans	$755,161	836,039	883,021	872,074	885,236	(14.7)%
Other Loans Held for Sale (1)	31,306	18,317	30,156	53,074	89,139	(64.9)
Other Real Estate	174,941	201,429	204,232	239,255	244,313	(28.4)
Non-performing Assets	961,408	1,055,785	1,117,409	1,164,403	1,218,688	(21.1)
Allowance for Loan Losses	453,325	507,794	536,494	595,383	631,401	(28.2)
Net Charge-Offs - Quarter	98,692	94,749	113,454	138,344	167,184	(41.0)
Net Charge-Offs / Average Loans - Quarter (2)	1.99%	1.90	2.26	2.72	3.22
Non-performing Loans / Loans	3.84	4.21	4.40	4.34	4.32
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	4.83	5.26	5.50	5.71	5.85
Allowance / Loans	2.30	2.56	2.67	2.96	3.08
Allowance / Non-performing Loans	60.03	60.74	60.76	68.27	71.33
Allowance / Non-performing Loans (3)	136.94	128.32	124.04	145.12	161.55
Past Due Loans over 90 days and Still Accruing	$5,863	8,388	14,521	26,860	23,235	(74.8)%
As a Percentage of Loans Outstanding	0.03%	0.04	0.07	0.13	0.11
Total Past Dues Loans and Still Accruing	$91,962	144,794	149,441	199,561	199,804	(54.0)
As a Percentage of Loans Outstanding	0.47%	0.73	0.74	0.99	0.97
Accruing troubled debt restructurings (TDRs)	$687,396	651,239	668,472	640,324	551,603	24.6

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)	June 30, 2012	December 31, 2011	June 30, 2011
Tier 1 Capital	$2,822,487	2,780,774	2,758,282
Total Risk-Based Capital	3,449,042	3,544,089	3,522,660
Tier 1 Capital Ratio	13.36%	12.94	12.84
Tier 1 Common Equity Ratio	8.81	8.49	8.41
Total Risk-Based Capital Ratio	16.32	16.49	16.40
Tier 1 Leverage Ratio	10.66	10.08	9.70
Common Equity as a Percentage of Total Assets (2)	7.23	6.92	6.74
Tangible Common Equity as a Percentage of Tangible Assets (3)	7.12	6.81	6.63
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	8.85	8.60	8.73
Book Value Per Common Share (4) (5)	2.09	2.06	2.10
Tangible Book Value Per Common Share (3) (5)	2.05	2.02	2.06

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Cumulative Perpetual Perferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock divided by total common shares outstanding.
(5)	Equity and common shares exclude impact of unexercised tangible equity units (tMEDS).